UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

February 16, 2007

EDGETECH SERVICES INC.

(Formerly Secure Enterprise Solutions. Inc.)

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA                     000-27397                          98-0204280

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(STATE OF              (COMMISSION FILE           (IRS EMPLOYER

INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

2980 S. Rainbow Blvd. #220H
Las Vegas, NV 89146

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 857-6666

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 2  Acquisition or Disposition of Assets

Introduction

Pursuant to the acquisition of Data Management, Inc. on December 1, 2006, the registrant is filing the financial statements of Data Management, Inc (“DM”).

ITEM 7.       Financial Statements and Exhibits

Item 7 hereby is amended and supplemented as follows:

(a)                                   Audited Financial Statements of Business Acquired on December 1, 2006.

(b)                                   Exhibits*.

Exhibit No.	Item

1	Audited Consolidated Financial Statements of DM as of and for the year ended April 30.

* Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edgetech Services, Inc.

Date: February 15, 2007	By:	/s/ Adam Radly
Adam Radly
Chairman & Chief Executive Officer